Investor Presentation September 2025 Exhibit 99.1

O ri on P ro pe rt ie s In c. A ll ri gh ts re se rv ed . 2 Legal Disclaimer This Investor Presentation includes “forward-looking statements” which reflect Orion Properties Inc.’s (the “Company”, “Orion”, “we”, or “us”) expectations and projections regarding future events and plans, future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, expected borrowings and financing costs and the payment of future dividends. Generally, the words “anticipates,” “assumes,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “guidance,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available to us and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company’s control, that could cause actual events and plans or could cause our business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the Company’s forward-looking statements. These factors include, among other things, those discussed under “Forward-Looking Statements” and “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2025 and “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the Securities and Exchange Commission. Information regarding historical rent collections should not serve as an indication of future rent collections. We disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as may be required by law. This Investor Presentation includes a summary of various financial and operating information contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025, and other filings with the Securities and Exchange Commission. You should carefully review the information contained in the Company’s filings with the Securities and Exchange Commission in conjunction with the financial and operating information in this Investor Presentation. This presentation does not constitute or form a part of, and should not be construed as, an offer or invitation to subscribe for, purchase or otherwise acquire any securities of the Company in any jurisdiction, nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of the Company or with any other contract or commitment whatsoever. Tenants, Trademarks and Logos The Company is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Exhibit 99.1

Exhibit 99.1

Orion Properties

The Orion Properties Story

History

- Spun off from Realty Income in 2021 following the merger of VEREIT with Realty Income
- Orion portfolio comprised of substantially all the office properties of both companies
- High-quality core portfolio including headquarters and solid operating properties on long leases was mixed with vacant properties, properties on short leases and other properties identified as non-core
- On March 5, 2025, we changed our name from Orion Office REIT Inc. to Orion Properties Inc.

Property Type and Management

- Shifting portfolio focus to net lease properties that have substantial dedicated use components and are located in attractive markets that are experiencing economic and population growth
- Internally managed by an experienced team with deep knowledge of the portfolio and a public market track record of successfully acquiring and managing this property type

Investment Objectives

- Stabilize and reduce exposure to traditional office space while recycling capital into dedicated use assets, including government buildings or buildings that include medical office, flex/laboratory and R&D, or flex/industrial operations that tenants are more likely to occupy fully than traditional offices
- Maintain a strong, liquid balance sheet suited to support Orion's growth objectives
- Grow organically via targeted dispositions combined with active portfolio management and acquisition of properties in our target sector that produce attractive, risk-adjusted yields

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

Proven Leadership

Seasoned leadership team with significant net lease and public REIT experience



Paul McDowell

CHIEF EXECUTIVE OFFICER, DIRECTOR

- Executive Vice President and COO of VEREIT, Inc. from 2015 to 2021
- Founder of CapLease, a former publicly-traded net lease REIT, and Chief Executive Officer from 2001 to 2013
    - Elected Chairman of the Board in December 2007
- Corporate Counsel for Sumitomo Corporation of America from 1991 to 1994
- Associate in the corporate department of Boston law firm Nutter, McClennen & Fish LLP from 1987 to 1990



Gavin Brandon

EVP, CHIEF FINANCIAL OFFICER

- Chief Accounting Officer of VEREIT, Inc. from 2014 to 2021
- Chief Financial Officer for three publicly registered, non-listed Office and Industrial REITs, Cole Credit Income Trust, Inc., Cole Credit Income Trust II, Inc. and Cole Credit Property Trust II, Inc.
- Spent nine years with Deloitte & Touche LLP, most recently as a senior manager in the firm's national office within real estate services
- Certified Public Accountant



Chris Day

EVP, CHIEF OPERATING OFFICER

- Senior Vice President, Head of Portfolio and Retail Asset Management at VEREIT, Inc. from 2018 to 2021
- Vice President of Underwriting at VEREIT, where he was part of a team that underwrote approximately $25 billion of closed acquisitions from 2007 to 2017
- Prior to VEREIT, served as a Finance Associate for Corporex Companies, a privately held real estate investment company



Paul Hughes

GENERAL COUNSEL AND SECRETARY

- General Counsel and Secretary of Hospitality Investors Trust, Inc. from 2017 to 2021
- Senior Vice President, Counsel - Hospitality at AR Global from 2013 to 2017
- Vice President, General Counsel and Corporate Secretary of CapLease from 2005 to 2013
- Attorney practicing in area of corporate and securities matters at Hunton & Williams LLP (now Hunton Andrews Kurth LLP) (2000 to 2005), Parker Chapin LLP (now Troutman Pepper Locke LLP) (1997 to 2000)
- Certified Public Accountant and employed by Grant Thornton LLP from 1989 to 1997

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

Board of Directors

In addition to Paul McDowell, Orion's Board is comprised of four independent directors, each possessing diverse backgrounds with significant experience



Reginald H. Gilyard

CHAIRMAN OF THE BOARD

Current Roles

- Boston Consulting Group: Senior Advisor
- First American Financial Corporation: Director
- CBRE, Group Inc.: Director
- Realty Income Corporation: Director

History

- Argyros School of Business and Economics at Chapman University: Dean
- Boston Consulting Group: Partner and Managing Director
- U.S. Air Force Reserves: Major
- U.S. Air Force: Program Manager



Kathleen R. Allen, Ph.D.

INDEPENDENT DIRECTOR

Current Roles

- University of Southern California: Professor Emerita at the Marshall School of Business
- Principal and Director for a real estate investment and development company
- Board of Advisor for a life science company

History

- Gentech Corporation: Co-founder and Chairwoman
- N2TEC Institute: Co-founder and Chief Executive Officer
- Department of Homeland Security: Visiting Scholar
- Realty Income Corporation: Director



Richard J. Lieb

INDEPENDENT DIRECTOR

Current Roles

- AvalonBay Communities, Inc.: Director
- Star Holdings: Trustee

History

- Greenhill & Co.: Senior Advisor, Managing Director and Chairman of Real Estate, Chief Financial Officer, Head of Restructuring, Head of North American Corporate Advisory
- Goldman Sachs & Co.: Head of Real Estate Investment Banking
- CBL & Associates Properties, Inc.: Director
- Domio, Inc.: Advisory Director
- VEREIT, Inc.: Director
- iStar Inc.: Director



Gregory J. Whyte

INDEPENDENT DIRECTOR

Current Roles

- Realty Income Corporation: Chief Operating Officer

History

- TIER REIT, Inc.: Independent Director
- UBS Securities: Senior Advisor in the Real Estate, Leisure, and Lodging Investment Banking Group
- Morgan Stanley: Managing Director, Global Head of Real Estate Equity Research



Paul McDowell

CHIEF EXECUTIVE OFFICER, DIRECTOR

Current Roles

- Orion Properties: Chief Executive Officer, President and Director

History

- VEREIT, Inc.: Executive Vice President and COO
- CapLease: Founder and Chief Executive Officer; Chairman of the Board
- Sumitomo Corporation of America: Corporate Counsel
- Nutter, McClennen & Fish: Associate, Corporate Department

Orion Properties Inc. All rights reserved.

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O ri on P ro pe rt ie s In c. A ll ri gh ts r es er ve d. 6 Strong Corporate Governance Board Structure ▪ All Board members are independent other than our Chief Executive Officer ▪ All Board members are elected annually ▪ Non-executive Chairman of the Board ▪ Majority voting in uncontested elections ▪ Resignation policy for any director who does not receive majority support ▪ Director and executive officer stock ownership guidelines ▪ Open communication and effective working relationships among directors who have full access to management ▪ Corporate risk overseen by full Board and its committees, including formal enterprise risk assessment performed at least annually ▪ Regular executive sessions of independent directors ▪ All Audit Committee members are “audit committee financial experts” ▪ Annual Board and Committee self-assessments We are committed to strong corporate governance practices that promote accountability of our Board of Directors and management and the long-term interest of our stockholders. The list below highlights our alignment with strong corporate governance policies. Shareholder Rights ▪ No poison pill/shareholder rights plan ▪ Stockholders can amend bylaws by a majority vote ▪ Stockholders have the right to call a special meeting ▪ Simple majority vote requirement for mergers requiring a vote of stockholders ▪ Opted out of the business combination and control share acquisition provisions of the Maryland General Corporation Law ▪ Double trigger change-in-control contracts ▪ Cash and equity incentive compensation claw-back policy ▪ Active year-round stockholder outreach and engagement Exhibit 99.1

O ri on P ro pe rt ie s In c. A ll ri gh ts re se rv ed . 7 Orion Rings Opening Bell at NYSE Represented by Management and the Board of Directors, Orion Properties rang the opening bell at the NYSE on August 5, 2025 Exhibit 99.1

Exhibit 99.1

Orion Properties

Investment Highlights

1. Ample Liquidity And Fully Developed Platform To Support Business Plan
2. Experienced Team With Successful Track Record Of Acquiring, Managing And Selling Properties In Target Sectors
3. Differentiated Opportunity To Selectively Invest In Properties In Target Sectors At Attractive Risk-Adjusted Yields
4. Value Creation Through Asset Management, Selective Dispositions, Capital Recycling And Property Acquisitions
5. Reduce Exposure to Traditional Office Properties While Recycling Capital Toward Dedicated Use Assets That We Expect To Perform Better Than Traditional Office Properties Over Time
6. Increase Exposure To Creditworthy Tenants On Long Net Leases To Reduce Portfolio Income Volatility

Orion Properties All rights reserved.

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Exhibit 99.1

Orion Properties

Shifting Opportunity


High Vacancies and Sublease Space
Sustained Hybrid and Work From Home Environment
Macro Uncertainty
Lack of Low-Cost Debt
Trophy and Class A Demand Profile
Sun Belt Properties
Tenant Industries Returning to Office

Orion is shifting its focus to properties that include a substantial specialized use component where tenant operations require high workday building head count, on-site operation is of high value to the tenant and continuing investment by the tenant in the operation is likely, which we anticipate will create a relatively high likelihood of renewal at lease expiration

Target Sectors:

- ✓ "Dedicated Use Assets" such as government, medical, laboratory and research and development, and flex operations have proven to attract and retain more durable tenants due to relatively high likelihood of renewal
- ✓ Federal, State and Local government tenants are generally less volatile than generic office tenants and deliver more durable income over time
- ✓ The more "mission critical", and less generic the building use, the lower the risk for a landlord to encounter turnover. Companies whose employees can easily do their job from home are volatile office building tenants
- ✓ Stable markets with land constraints, continuous economic growth, a strong labor pool, and a tenant base committed to operating from office space represent attractive investment opportunities

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

Accomplishments Since Our Spin

The Company was Spun Off from Realty Income in November 2021

- Leased 3.6 million square feet through a combination of new and renewed leases
  - Increased WALT to 5.5 years as of June 30, 2025 from 4.1 years as of December 31, 2021
- Sold 24 vacant or nearly vacant properties for aggregate gross proceeds of $93.2 million
  - Equates to more than 23% of the inherited portfolio rentable square feet
  - Saving an estimated $37 million of cumulative carry costs, or nearly $20 million annually
- Rebranded the Company, including a corporate name change to better align with the business strategy and publicly announced plans to shift our portfolio concentration towards more dedicated use assets
  - As of June 30, 2025, dedicated use assets were 32.2% of our portfolio by annualized base rent and 25.3% by rentable square feet
  - Purchased one dedicated use asset located in San Ramon, California for $34.6 million priced at a cash capitalization rate of 7.4% and an average capitalization rate of 9.2%
  - More acquisitions expected from recycled capital
- Repaid $155 million in debt through careful and strategic balance sheet management
  - Expected Year-End 2025 Net Debt to Annualized Adjusted EBITDA to be between 7.3x and 8.3x [(1)]

Valent U.S.A. - San Ramon, California





Source: Company data as of September 22, 2025, unless otherwise indicated. (1) The Company does not provide a reconciliation of Net Debt to Annualized Adjusted EBITDA guidance to the most directly comparable GAAP measure, due to the inherent difficulty and uncertainty in quantifying certain adjustments principally related to the Company's investment in the unconsolidated joint venture.

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

2025 Business Plan Update

Ongoing portfolio transformation to establish a high-quality right-sized property base

- We continuously evaluate portfolio assets, with particular focus on obsolete buildings and those assets requiring substantial capital investment
- Expect to sell 9 vacant and near-term vacant properties and one stabilized property totaling 1.2 million square feet in 2025 for nearly $80 million as compared to the sale of two properties in 2024 totaling 164,000 square feet for $5.3 million
  - The vacant or near-term vacant property sales are estimated to save
    - Nearly $9 million in annual carrying costs, and
    - Nearly $80 million in capital expenditures and leasing costs required to relet the properties
- We are considering limited targeted acquisitions of dedicated use assets to recycle capital, stabilize rental revenues, increase portfolio WALT and further enhance portfolio quality
- Earnings and revenue declines have slowed sharply in the past 12 months
  - Expected to stabilize in the coming quarters and then will accelerate in connection with with improving occupancy and falling Net Debt to Adjusted EBITDA
- Due to our smaller size, General and Administrative Expenses have a material impact on results
  - Management continues to focus on managing expenses without sacrificing leasing, growth momentum or our ability to operate as a public company
  - We have reduced headcount and thinned executive ranks
  - We have maintained General and Administrative Expenses at approximately the median of other similar sized peers as a percentage of revenues and total assets
- Strategic opportunities
  - Board rejected two unsolicited bids to acquire Orion as the Board believes that the offered prices of $2.50 and $2.75 per share significantly undervalue the Company, but signaled that the Board will consider any appropriately valued proposal
  - Management and the Board regularly discuss strategic opportunities and remain open to considering any strategic alternative that will maximize shareholder value

Orion Properties Inc. All rights reserved.

Source: Company data as of September 22, 2025, unless otherwise indicated. Note: there can be no assurance that the above activities will occur, including asset sales.

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Exhibit 99.1

Orion Properties

Portfolio Highlights

Focused on building and maintaining a sustainable investment-grade tenant base

66	Operating Properties
6	Arch Street Joint Venture Properties
7,780	Rentable Square Feet (000s)
77.4%	Occupancy %
$118,884	ABR ($000s) (1)
$15.28	ABR per Rentable Square Foot (1)
68.5%	Investment-Grade Tenancy (1)(2)
5.5 years	Wtd. Avg. Remaining Lease Term (1)(3)

Orion Properties Inc. All rights reserved.

Source: Company data as of June 30, 2025. (1) When we refer to "ABR" in this presentation we mean "annualized base rent" which is the monthly aggregate cash amount charged to tenants under our leases (including monthly base rent receivables and certain fixed contractually obligated reimbursements by our tenants), as of June 30, 2025, multiplied by 12, including the Company's proportionate share of such amounts from its unconsolidated joint venture with an affiliate of Arch Street Capital Partners. ABR is not indicative of future performance. (2) Represents percentage of ABR as of June 30, 2025 from investment-grade tenants. (3) Weighted by ABR.

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O ri on P ro pe rt ie s In c. A ll ri gh ts re se rv ed . 13 Robust Industry and Tenant Diversification Portfolio well-diversified across economically resilient industries and primarily investment-grade tenants Source: Company data as of June 30, 2025. (1) S&P credit ratings (or equivalent if Moody’s credit rating); parent company credit ratings shown where applicable. Top 10 Tenants (% of ABR)Top 10 Tenant Industries (% of ABR) # Tenant Credit Rating (1) % of ABR 1 AA+ 16.4% 2 A- 9.4% 3 BB 6.5% 4 A- 4.1% 5 BBB 3.8% 6 BBB 3.5% 7 BB+ 3.2% 8 A 3.1% 9 BB 3.0% 10 BBB+ 3.0% Total Top 10 56.0% 16.8% 15.4% 11.6% 10.3% 8.3% 7.2% 6.2% 5.5% 4.7% 3.7% Government & Public Services Health Care Equipment & Services Financial Institutions Capital Goods Software & Services Materials Telecommunication Services Consumer Durables & Apparel Commercial & Professional Services Transportation Exhibit 99.1

O ri on P ro pe rt ie s In c. A ll ri gh ts r es er ve d. 14 National Portfolio Well-Diversified by Geography National portfolio with concentrations in strong suburban office markets Source: Company data as of June 30, 2025. Top 10 States (% of ABR) Geographic Footprint (% of ABR) Color Classifications (% of ABR): > 10.0% > 5.0% > 2.5% < 2.5% 17.4% 12.6% 9.2% 8.8% 7.2% 6.5% 4.0% 4.0% 3.9% 3.9% Texas New Jersey New York Kentucky Colorado California Maryland Virginia Georgia Tennessee Exhibit 99.1

15Orion Properties Inc. All rights reserved. ▪ Orion engaged a local architect for design work for base building and amenity upgrades at the property, and to demise spaces as necessary for multiple tenants. ▪ Orion executed a lease with Day Pitney LLP for approximately 56,000 square feet on a 15.4-year term which will commence in Q3 2025, committing to capital improvements budgeted for the property and creating positive leasing momentum. ▪ Subsequently, Orion executed a second lease with B&G Foods to phase in to approximately 46,000 square feet on a 15.7-year term which will commence Q4 2025. Case Study: Leasing Resolution Benefits Background & Challenge ▪ 166,000 square foot, class A, single tenant office building in Parsippany, New Jersey that was occupied entirely by Medicines Co. until December 5, 2023. ▪ Medicines Co. vacated the property resulting in a full building vacancy. ▪ Orion engaged a local brokerage firm to market the property and analyze prospective leasing activity within the submarket for a potential multi-tenant conversion of the property. ▪ The submarket has competitive options with upgraded building amenity packages. ▪ Orion has drawn interest to the property by implementing capital improvements for the base building and amenity package offered. This strategy is being pursued at other new vacancies that are positioned within strong leasing submarkets. ▪ By executing two lease deals at the property, Orion has established future occupancy of more than 60%, with continued strong interest from other prospects in the market. ▪ Orion was able to quickly backfill portions of the building, allowing us to offset carry costs at the property and materially increase the value of the property. Value Creation through Multi-Tenant Leasing Source: Company data as of June 30, 2025. Exhibit 99.1

Exhibit 99.1

Orion Properties

Key Value Creation Drivers to Spur Growth

Seek to generate growth via active asset management, portfolio optimization through capital recycling and pursuit of accretive acquisitions

Active Asset Management

- In-house asset management allows control over entire leasing process
- Develop favorable relationships with tenants via visible and proactive asset management, property management and construction management contacts
- Drive leasing and renewal activity through active dialogue with tenants before lease expiration
- Maximize rental rates and minimize leasing costs with insight from dedicated in-house leasing team
- Provide leasing flexibility through potential multi-tenant conversions

Capital Recycling

- Optimize overall portfolio quality through:
  - Sale of non-core assets
  - Reinvestment of proceeds into dedicated use assets that meet targeted investment criteria

External Growth

- Leverage management team's extensive tenant relationships to create and structure off-market opportunities – sale-leasebacks and build-to-suits
- Utilize marketed sourcing channels to uncover opportunities
- Evaluate one-off opportunities and portfolio transactions
- Leverage alternative sources of capital

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

Arch Street Joint Venture

The joint venture enhances portfolio quality and provides an additional revenue source

Joint Venture Highlights

Arch Street Credentials [(1)]

- Leading advisor to large international investors
- Advised $10+ billion of transactions since inception
- 20+ years of experience

Joint Venture Summary

- Year Created: **2020 (Formed by VEREIT and Arch Street Capital Partners)**
- Orion Ownership: **20%**
- Interest Rate on Current Financing: **Variable 6.91%**



Sysmex – Lincolnshire, IL



Atlas Air – Erlanger, KY

Properties [(2)]

Tenant	Location	Credit Rating [(3)]	Pro Rata SF (000s)	Pro Rata ABR ($000s)	Pro Rata Debt ($000s)
Schneider Electric	Foxboro, MA	A	50	$742	$4,976
Sysmex	Lincolnshire, IL	NR	33	$828	$5,076
DHL	Westerville, OH	A	29	$457	$3,883
Peraton	Herndon, VA	B-	33	$1,213	$5,566
Atlas Air	Erlanger, KY	NR	20	$329	$3,032
Spire Energy	St. Louis, MO	BBB+	26	$394	$3,509

(1) Statistics provided by Arch Street Capital Partners. (2) Legal ownership percentage in all properties is 20%. This percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreement regarding capital contributions, distributions of cash flow based on capital account balances and allocations of profits and losses. (3) S&P credit ratings (or equivalent if Moody's credit rating).

Orion Properties Inc. All rights reserved.

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Exhibit 99.1

Orion Properties

Balance Sheet Strategy

Balance sheet provides ample liquidity for potential growth

Seeking to maintain a prudent leverage profile

- Conservative balance sheet strategy
- Opportunities for growth without an overreliance on the equity markets
- Net Debt to Annualized Most Recent Quarter Adjusted EBITDA Ratio of 6.82x as of June 30, 2025
- Net Debt Leverage Ratio of 32.0% as of June 30, 2025 (calculated as a percentage of gross real estate investments at cost)

Debt Capital Structure (1)

	Wtd. Avg. Maturity (Years)	Wtd. Avg. Interest Rate	6/30/2025 Balance ($000s)
Proportionate share of unconsolidated JV debt	0.4	6.91%	$26,042
Mortgages payable	1.9	5.02%	373,000
Total secured debt	**1.8**	**5.14%**	**$399,042**
Total unsecured credit facility revolver	**0.9**	**7.64%**	**$110,000**
Total Principal Outstanding	**1.6**	**5.68%**	**$509,042**

Debt Maturity Schedule


$26,042
$110,000
$355,000
$18,000
2025
2026
2027
Thereafter
Credit Facility Revolver
Mortgages Payable
Proport. Share of Unconsol. JV Debt

Source: Company data as of June 30, 2025. (1) The Debt Capital Structure presented in this Investor Presentation includes a summary of various financial information included in the Company's Supplemental Information Package which is available on the Company's website and as part of the Company's filings with the Securities and Exchange Commission available at www.SEC.gov. You should carefully review the information contained in the Company's filings with the Securities and Exchange Commission in conjunction with the financial information in this Investor Presentation.

Orion Properties Inc. All rights reserved.

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